UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2700 West Front Street Statesville, North Carolina	28677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 1, 2024 (the “Closing Date”), Kewaunee Scientific Corporation, a Delaware corporation (the “Company”), announced the closing of the Company’s acquisition (the “Acquisition”) of Nu Aire, Inc., a Minnesota corporation (“Nu Aire”), pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of the Closing Date, by and among the Company, Nu Aire, Richard A. Peters, William F. Peters, Rita Peters Revocable Trust, and any amendments thereto (“Rita Trust”), Richard A. Peters Irrevocable Trust dated May 18, 2020, and any amendments thereto (“R. Peters 2020 Trust”), Richard A. Peters Revocable Trust, and any amendments thereto (“R. Peters 2005 Trust”), Karan A. Peters Revocable Trust, and any amendments thereto (“K. Peters Trust”), William F. Peters 2023 Irrevocable Trust dated December 20, 2023, and any amendments thereto (“W. Peters 2023 Trust”), and William F. Peters Revocable Trust, and any amendments thereto (“W. Peters Trust” and, together with Richard A. Peters, William F. Peters, Rita Trust, R. Peters 2020 Trust, R. Peters 2005 Trust, K. Peters Trust, and W. Peters 2023 Trust, the “Sellers” and each, a “Seller”), and William F. Peters, as Sellers’ Representative.

Pursuant to the terms of the Purchase Agreement, the Company purchased all of the outstanding capital stock of Nu Aire from the Sellers for $55,000,000 in the aggregate, subject to certain customary adjustments for debt, cash, transaction expenses and net working capital, as further described in the Purchase Agreement.

Concurrently with the entry into the Purchase Agreement, on the Closing Date, the Company entered into a Loan Agreement (the “Loan Agreement”) with PNC Bank, National Association (“PNC”). The loans governed by the Loan Agreement include:

•

a $20,000,000 committed senior secured revolving line of credit facility (the “Revolving Credit Facility”), which contains an option to increase the facility upon request by the Company and approval by PNC, in its discretion, by an additional $10,000,000; and

•	a $15,000,000 term loan (the “Term Loan”).

Additionally, on the Closing Date, the Company entered into subordinated seller notes (the “Seller Notes”) in an aggregate amount of $23,000,000. The Seller Notes accrue interest at 8% per annum, and will mature on the third (3rd) anniversary of the Closing Date, at which time the outstanding principal amount and all unpaid accrued interest will become due and payable by the Company. The Revolving Credit Facility, the Term Loan, and the Seller Notes are collectively referred to herein as the “Financing.”

On the Closing Date, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) to report the closing of the Acquisition and the Financing on such date. Under Item 9.01 of the Initial 8-K, in reliance on the instructions to such Item, the Company stated that (a) the Company would file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to the Initial 8-K no later than 71 days from the date on which the Initial 8-K was required to be filed, and (b) the Company would file the financial statements required by Item 9.01 (b) of Form 8-K by an amendment to the Initial 8-K no later than 71 days from the date on which the Initial 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A (this “Amendment”) amends the Initial 8-K to provide the requisite historical audited financial statements of Nu Aire and the requisite pro forma financial information.

The unaudited pro forma condensed combined financial information included in this Amendment are presented for illustrative purposes only, contain a variety of adjustments, assumptions and estimates, and are not necessarily indicative of what the combined Company’s actual financial position or results of operations would have been had the Acquisition and the Financing been completed on the date indicated. The combined Company’s actual results and financial position may differ materially and adversely from the unaudited pro forma condensed combined financial information included in this Amendment. Important factors that may affect actual results include, but are not limited to, risks and uncertainties relating to the Company’s or Nu Aire’s business, as applicable (including each company’s ability to achieve strategic goals, objectives, and targets over applicable periods), industry performance, and general business and economic conditions.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Nu Aire as of and for the fiscal year ended September 30, 2024, including the related notes thereto, are filed herewith as Exhibit 99.1.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of October 31, 2024, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended April 30, 2024 and the six months ended October 31, 2024, including the related notes thereto, giving effect to the Acquisition and the Financing, are filed herewith as Exhibit 99.2. The unaudited pro forma financial information gives effect to the Acquisition and the Financing on the basis of, and subject to, the assumptions set forth in accordance with Article 11 of Regulation S-X.

(d)	Exhibits:

Exhibit No.

23.1	Consent of Forvis Mazars, LLP

99.1	Audited financial statements of Nu Aire, Inc. as of and for the fiscal year ended September 30, 2024, including the related notes thereto.

99.2	Unaudited pro forma condensed combined balance sheet of the Company as of October 31, 2024, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended April 30, 2024 and the six months ended October 31, 2024, including the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Kewaunee Scientific Corporation

Date: January 15, 2025	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance and Chief Financial Officer